Exhibit 10.3

HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II
and
METRIS RECEIVABLES, INC.

RECEIVABLES PURCHASE AGREEMENT
Dated as of December 1, 2005

i

Exhibit A Form of Supplemental Conveyance
Schedule 1 List of Accounts

ii

     RECEIVABLES PURCHASE AGREEMENT, dated as of December 1, 2005, by and between HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II, a Delaware corporation (together with its permitted successors and assigns, “HRAC II”), and METRIS RECEIVABLES, INC., a Delaware corporation (together with its permitted successors and assigns, “MRI”).
WITNESSETH:
     WHEREAS, HRAC II desires to sell and assign from time to time certain Receivables (hereinafter defined) to MRI, and MRI desires to purchase such Receivables;
     WHEREAS, it is contemplated that certain Receivables purchased hereunder will be transferred by MRI to the Trust (hereinafter defined) in connection with the issuance of certain Securities (hereinafter defined) pursuant to the Pooling and Servicing Agreement (hereinafter defined); and
     WHEREAS, HRAC II agrees that all representations, covenants and agreements made by HRAC II with respect to the Accounts (hereinafter defined) shall also be for the benefit of the Trustee (hereinafter defined) and all holders of the Securities.
     NOW, THEREFORE, it is hereby agreed by and between HRAC II and MRI as follows:

ARTICLE I
DEFINITIONS
          Section 1.01. Definitions. All capitalized terms used herein shall have the following meanings:
     “Account” shall mean each revolving credit consumer credit card account established pursuant to a Credit Agreement between a Credit Card Originator and any Person, which is identified on an Account Schedule delivered by HRAC II to MRI on or after the Additional Cut-Off Date and which on the Closing Date was an Eligible Account or, with respect to accounts designated after the Closing Date, is an Additional Account or Related Account. The definition of “Account” shall include each Transferred Account but shall not include Deleted Accounts and any Accounts all of the Receivables in which are repurchased by HRAC II pursuant to Section 6 hereof. The term “Account” shall refer to an Additional Account only from and after the Addition Date with respect thereto.
     “Account Schedule” shall have the meaning assigned to such term in Section 2.01(c).
     “Addition Date” shall mean, with respect to any Additional Account, the date from and after which such Additional Account is included as an Additional Account pursuant to this Agreement and the related Supplemental Conveyance.
     “Additional Accounts” shall mean each Supplemental Account and each Automatic Additional Account.
     “Additional Cut-Off Date” shall have the meaning specified in the applicable Supplemental Conveyance.
     “Agreement” shall mean this Receivables Purchase Agreement and all amendments and supplements hereto.
     “Applicable Transferee” shall mean the Trustee.
     “Appointment Date” shall have the meaning specified in Section 8.02.
     “Automatic Additional Account” shall mean each revolving credit consumer credit card account established pursuant to a Credit Agreement between a Credit Card Originator and any Person, which account comes into existence after the Closing Date, is an Eligible Account, is designated pursuant to subsection 2.02 to be included as an Automatic Additional Account, and is identified in the computer file or microfiche list delivered pursuant to subsection 2.02(b)(iv) of this Agreement.
     “Bank Purchase Agreement” shall mean the Second Amended and Restated Receivables Purchase Agreement, dated as of July 1, 2002, by and between, HRAC II, as purchaser, and HSBC Bank, as seller, as amended from time to time.
     “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, Minnesota, Nevada, Arizona, Oklahoma, Illinois, or Delaware, are authorized or obligated by law or executive order to be closed.

     “Class” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Closing Date” shall mean December 1, 2005.
     “Code” shall mean the Internal Revenue Code of 1986, as amended.
     “Collection Account” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Collections” shall mean all payments received (including Recoveries) in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or any other form of payment.
     “Conveyance” shall have the meaning specified in Section 2.01(a).
     “Conveyance Papers” shall have the meaning specified in Section 4.01(c).
     “Credit Adjustment” shall have the meaning specified in Section 3.02.
     “Credit Agreement” shall mean, with respect to a revolving credit consumer credit card account, the agreements between the Credit Card Originator and the Obligor governing the terms and conditions of such account, as such agreements may be amended, modified or otherwise changed from time to time.
     “Credit Card Originator” shall mean (a) DMCCB and its successors or assigns, with respect to Receivables created before December 1, 2005, (b) HSBC Bank and its successors or assigns, with respect to Receivables created on or after December 1, 2005, or (c) any other originator of revolving credit consumer credit card accounts approved by MRI.
     “Credit Guidelines” shall mean the written policies and procedures of the applicable Credit Card Originator or the Servicer, as the case may be, (i) relating to the operation of its credit card business, which generally are applicable to its portfolio of revolving credit accounts or a portion of a portfolio of receivables in a similar nature to the Accounts, or in the case of an Credit Card Originator that has only a portion of its portfolio subject to a purchase agreement, applicable to such portion of its portfolio and, in each case, which written policies and procedures are consistent with prudent practice, including, without limitation, the written policies and procedures for determining the creditworthiness of credit card customers and the extension of credit to credit card customers, and (ii) relating to the maintenance of credit card accounts and collection of receivables with respect thereto, as such policies and procedures may be amended, modified, or otherwise changed from time to time.
     “Defaulted Receivable” shall mean a Principal Receivable which is charged off as uncollectible in accordance with the Credit Guidelines or the Servicer’s customary and usual servicing procedures for servicing revolving credit accounts. A Principal Receivable shall become a Defaulted Receivable no later than the day on which such Principal Receivable is recorded as charged-off on the Servicer’s computer file of revolving credit accounts. Notwithstanding any other provision hereof, any Defaulted Receivables that are Ineligible Receivables shall be treated as Ineligible Receivables rather than Defaulted Receivables.

     “Deleted Account” shall mean any Removed Account as to which there are no Receivables arising therein owned by MRI.
     “Discount Option Receivables” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Dissolution Event” shall have the meaning specified in Section 8.02.
     “Distribution Date” shall have the meaning specified in the Pooling and Servicing Agreement.
     “DMCCB” shall mean Direct Merchants Credit Card Bank, National Association, a national bank or any successors or assigns of Direct Merchants Credit Card Bank, National Association.
     “Dollars”, “$” or “U.S. $” shall mean United States dollars.
     “Eligible Account” shall mean, on the Initial Cut-Off Date (or, with respect to Additional Accounts, on the related Additional Cut-Off Date), a revolving credit consumer credit card account owned by a Credit Card Originator:
          (a) which is payable in Dollars;
          (b) the Obligor on which has provided, as its initial billing address, an address located in the United States or its territories or possessions or a United States military address;
          (c) which has not been identified by the applicable Credit Card Originator or the Servicer in its computer master file as stolen or lost;
          (d) which is not sold or pledged to any other party and which does not have Receivables which are sold or pledged to any other party; and
          (e) the Receivables in which the applicable Credit Card Originator or the Servicer has not charged off (or required to be charged off) in its customary and usual manner for charging off Receivables in such Accounts.
     “Eligible Receivable” shall mean a Receivable that satisfies each of the following criteria: (a) it arises under an Eligible Account, (b) it is not sold or pledged to any other party, (c) it constitutes an “account” or a “payment intangible” as defined in Article 9 of the UCC as then in effect in the Relevant UCC State, (d) it is the legal, valid, and binding obligation of, or is guaranteed by, a Person who is competent to enter into a Credit Agreement and incur debt and is enforceable against such Person in accordance with its terms, (e) it was created or acquired by the Credit Card Originator in compliance, in all material respects, with all Requirements of Law applicable to the Credit Card Originator and pursuant to a Credit Agreement that complies, in all material respects, with all Requirements of Law applicable to the Credit Card Originator (including without limitation, laws, rules and regulations relating to truth in lending, usury, fair credit billing, fair credit reporting, equal credit opportunity and fair debt collection practices), (f) all material consents, licenses, or authorizations of, or registrations with, any Governmental Authority required to be obtained or given by the Credit Card Originator in connection with the creation of such Receivable or the execution, delivery, creation, and performance of the related

Contract by the Credit Card Originator have been duly obtained or given and are in full force and effect and (g) immediately prior to giving effect to the sale hereunder, HRAC II has good and marketable title free and clear of all Liens and security interests (other than Permitted Liens).
     “Enhancement” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Finance Charge and Administrative Receivables” shall mean the sum of all Receivables evidencing amounts billed from time to time to the Obligors on any Account in respect of (i) Periodic Rate Finance Charges, (ii) overlimit fees, (iii) late charges, (iv) returned check fees, (v) annual membership fees and annual service charges, if any, (vi) transaction charges, (vii) cash advance fees, (viii) fees and charges relating to debt waiver programs administered by a Credit Card Originator or an affiliate of such Credit Card Originator, and (ix) other similar fees and charges that are designated as Finance Charge and Administrative Receivables.
     “Governmental Authority” shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
     “HRAC II” shall have the meaning specified in the recitals of this Agreement.
     “HSBC Bank” shall mean HSBC Bank Nevada, National Association, a national bank, or any of the successors or assigns of HSBC Bank Nevada, National Association.
     “Initial Account” shall mean each revolving credit consumer credit card account established pursuant to a Credit Agreement between the Credit Card Originator and an Obligor, which account is owned by the Credit Card Originator.
     “Initial Cut-Off Date” shall mean December 1, 2005.
     “Interchange” shall mean interchange fees paid to HRAC II pursuant to the Bank Purchase Agreement (or, with respect to a Credit Card Originator other than HSBC Bank, pursuant to a similar agreement between such Credit Card Originator and HRAC II).
     “Lien” shall mean any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that the term “Lien” shall not include any lien or other encumbrance for municipal or other local taxes if such taxes are not then due and payable or if the validity of such taxes is then being contested in good faith by appropriate proceedings and adequate reserves with respect to such taxes have been set aside on the appropriate books.
     “Metris” shall mean Metris Companies Inc., a Delaware corporation.

     “Monthly Period” shall mean the period from and including the first day of a calendar month to and including the last day of such calendar month.
     “MRI” shall have the meaning specified in the recitals of this Agreement.
     “Obligor” shall mean, with respect to any Account, any Person obligated to make payments with respect to such Account, including any guarantor thereof but excluding any merchant.
     “Officer’s Certificate” shall mean a certificate delivered and signed by the Controller, Treasurer or any Vice President or more senior officer of HRAC II or MRI, as applicable.
     “Periodic Rate Finance Charges” shall have the meaning specified in the Credit Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.
     “Permitted Liens” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Person” shall mean any person or entity, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.
     “Pooling and Servicing Agreement” shall mean the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 2005, by and among HSBC Finance Corporation, as Servicer, MRI, as Transferor, and U.S. Bank National Association, as Trustee on behalf of the Securityholders of the Metris Master Trust.
     “Principal Receivables” shall mean all Receivables other than Finance Charge and Administrative Receivables. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day.
     “Purchase Price” shall have the meaning specified in Section 3.01(a).
     “Purchase Price Payment Date” shall have the meaning specified in Section 3.01(a).
     “Purchased Assets” shall have the meaning specified in Section 2.01(a).
     “Rating Agency” shall mean the nationally-recognized statistical rating agency or agencies, if any, selected by MRI to rate any Securities.
     “Rating Agency Condition” shall mean, with respect to any action, that each Rating Agency shall have notified the Transferor, the Servicer, and the Trustee, as the case may be, in writing that such action will not result in a Ratings Event.
     “Ratings Event” shall have the meaning specified in the Pooling and Servicing Agreement.

     “Receivables” shall mean all amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge and Administrative Receivables, but only to the extent that such amounts payable have been conveyed by HSBC Bank to HRAC II pursuant to the Bank Purchase Agreement (or, with respect to a Credit Card Originator other than HSBC Bank, pursuant to a similar agreement between such Credit Card Originator and HRAC II).
     “Recoveries” shall mean all amounts received with respect to Defaulted Receivables; provided, however, that if any amount so recovered relates to both Defaulted Receivables and other receivables, and if it cannot be determined with objective certainty whether such amount relates to Defaulted Receivables or other receivables, the term “Recoveries” shall mean the amount reasonably estimated by the Servicer, and agreed by HSBC Bank and HRAC II, as having been recovered in respect of Defaulted Receivables.
     “Related Account” shall mean an Account with respect to which a new credit card account number has been issued by the applicable Credit Card Originator under circumstances resulting from a lost or stolen credit card and not requiring standard application and credit evaluation under the Credit Guidelines; provided that such Account can be traced or identified by reference to or by way of an Account Schedule.
     “Relevant UCC State” shall mean the State of Delaware and each jurisdiction in which the filing of a UCC financing statement is necessary to perfect the ownership interest and security interest of the Transferor pursuant to the Pooling and Servcing Agreement or the ownership or security interest of the Trustee established under the Pooling and Servcing Agreement.
     “Removed Account” shall mean any Account as to which HRAC II has received notice from the Transferor that such Account is a “Removed Account” as defined in the Pooling and Servicing Agreement.
     “Repurchase Price” shall have the meaning specified in Section 6.01(b).
     “Requirements of Law” shall mean any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.
     “Security” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Securityholder” or “Holder” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Series” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Servicer” shall mean the entity acting as Servicer under the Pooling and Servicing Agreement.
     “Stop Date” shall have the meaning specified in Section 2.04(a).

     “Supplement” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Supplemental Account” shall mean each revolving credit consumer credit card account established pursuant to a Credit Agreement between a Credit Card Originator and any Person, which account comes into existence after the Closing Date, is an Eligible Account, is designated pursuant to subsection 2.02 to be included as a Supplemental Account, and is identified in the computer file or microfiche list delivered pursuant to subsection 2.02(b)(iv) of this Agreement.
     “Supplemental Conveyance” shall have the meaning specified in Section 2.01(a).
     “Transfer Date” shall have the meaning specified in the Pooling and Servicing Agreement.
     “Transferor” shall mean the entity acting as Transferor under the Pooling and Servicing Agreement.
     “Transferred Account” shall mean an Account into which an Account shall be transferred pursuant to the Credit Guidelines; provided, however, that such Transferred Account can be traced or identified as an account into which an Account has been transferred.
     “Trust” shall mean the Metris Master Trust, which was formed pursuant to the Pooling and Servicing Agreement.
     “Trustee” shall mean U.S. Bank, National Association, a national banking association, the institution executing the Pooling and Servicing Agreement as, and acting in the capacity of, Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.
     “UCC” shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.
     “Zero Balance Account” shall mean an account which, according to the Servicer’s records, has had a balance of zero for 180 days or for such other period of time specified in the Credit and Collection Policy (as that term is used and defined in the Pooling and Servicing Agreement).
          Section 1.02. Other Definitional Provisions. (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.
     (b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.
[END OF ARTICLE I]

ARTICLE II
PURCHASE AND CONVEYANCE OF RECEIVABLES
          Section 2.01. Purchase. (a) Subject to the terms of this Agreement, and by execution from time to time of certain assignments substantially in the form of Exhibit A hereto (each, a “Supplemental Conveyance”) supplementing this Agreement, HRAC II hereby sells, transfers, assigns, sets over and otherwise conveys to MRI (collectively, the “Conveyance”), without recourse, all of its right, title and interest in, to and under the Receivables of the Accounts existing on the Closing Date with respect to Initial Accounts and the related Additional Cut-Off Date with respect to Additional Accounts and thereafter created from time to time until the termination of this Agreement pursuant to Article VIII hereof, all Interchange and Recoveries allocable to such Receivables, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto and all proceeds (including “proceeds” as defined in the UCC) thereof (the “Purchased Assets”). The Receivables existing in Accounts on the Closing Date with respect to Initial Accounts and the related Additional Cut-Off Date with respect to Additional Accounts and thereafter arising in such Accounts on or prior to such dates, and the related Purchased Assets, shall be sold by HRAC II and purchased by MRI on the Closing Date with respect to Initial Accounts and the related Addition Date with respect to Additional Accounts. Receivables arising after such dates in such Accounts and the related Purchased Assets shall be sold by HRAC II and purchased by MRI on the date such Receivables arise.
     (b) In connection with each Conveyance of Receivables arising under Accounts, HRAC II agrees (i) to record and file, at its own expense, any financing statements (and amendments with respect to such financing statements when applicable) with respect to such Receivables and the related Purchased Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Receivables and other Purchased Assets from HRAC II to MRI, and to deliver such documents to MRI as soon as practicable after the Closing Date, in the case of Receivables arising in the Initial Accounts, and as soon as practicable after the applicable Addition Date, in the case of Receivables arising in Additional Accounts, (ii) to cause such financing statements and amendments to name HRAC II, as seller, and MRI, as purchaser, of such Receivables and other Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or amendments or other evidence of such filings to MRI (and to one or more Applicable Transferees, if MRI so directs) as soon as is practicable after filing.
     (c) In connection with each Conveyance of Receivables arising under Accounts, HRAC II further agrees that it will, at its own expense, (i) on or prior to the Closing Date or the respective Addition Date, as applicable, indicate in its computer files and microfiche lists that Receivables created in connection with such Accounts and the related Purchased Assets have been sold to MRI in accordance with this Agreement and the Supplemental Conveyance and (ii) on or prior to the date that is five Business Days after the Closing Date or the respective Addition Date, as applicable, deliver to MRI (and to one or more Applicable Transferees, if MRI so directs) a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Closing Date or the Additional Cut-Off Date, as applicable, (A) its account number, (B) the aggregate amount outstanding in such Account and (C) the aggregate amount of Principal Receivables in such Account (the “Account Schedule”).

Such computer files and microfiche lists, as supplemented from time to time to reflect Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement, shall be delivered to MRI (and to one or more Applicable Transferees, if so directed by MRI), shall be marked as proprietary and confidential, and are hereby incorporated into and made a part of this Agreement. An updated Account Schedule reflecting Automatic Additional Accounts shall be delivered quarterly by HRAC II to MRI no later than one month following the end of each fiscal quarter.
     (d) The parties hereto intend that the conveyance of HRAC II’s right, title and interest in and to the Purchased Assets pursuant to this Agreement and any Supplemental Conveyance shall constitute an absolute sale, conveying good title free and clear of any Liens from HRAC II to MRI and that the Purchased Assets shall not be part of HRAC II’s estate in the event of the insolvency of HRAC II or a bankruptcy or similar event with respect to HRAC II. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets pursuant to this Agreement and any Supplemental Conveyance shall constitute a purchase and sale of such Purchased Assets and not a loan or borrowing secured by such Purchased Assets, including for accounting purposes. In the event, however, that notwithstanding such intent it were determined that the transactions evidenced hereby constitute a loan or borrowing and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that HRAC II shall be deemed to have granted, and HRAC II does hereby grant, to MRI a first priority perfected security interest in all of HRAC II’s right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets.
          Section 2.02. Addition of Accounts.
     (a) (i) If, from time to time, MRI (A) becomes obligated to designate Supplemental Accounts pursuant to subsection 2.6(c) of the Pooling and Servicing Agreement, or (B) elects to designate Supplemental Accounts pursuant to subsection 2.6(d) of the Pooling and Servicing Agreement, then, in either case, MRI may, at its option, give HRAC II written notice thereof on or before the fifth Business Day prior to the Addition Date therefor, and upon receipt of such notice HRAC II shall on or before the Addition Date, designate sufficient Eligible Accounts to be included as Supplemental Accounts as requested by MRI.
          (ii) Additionally, HRAC II may, with the consent of MRI, designate newly originated Eligible Accounts to be included as Automatic Additional Accounts.
     (b) On the Addition Date with respect to any designation of Automatic Additional Accounts or Supplemental Accounts, as the case may be, such Automatic Additional Accounts or Supplemental Accounts shall become Accounts, and MRI shall purchase HRAC II’s right, title and interest in, to and under the Receivables in such Automatic Additional Accounts or Supplemental Accounts, as the case may be, and the related property, as provided in Section 2.01, subject to the satisfaction of the following conditions on such Addition Date:
          (i) HRAC II shall have delivered to MRI copies of UCC financing statements covering such Additional Accounts, if necessary to perfect MRI’s interest in the Receivables arising therein and the related property;
          (ii) on each of the Addition Cut-Off Date and the Addition Date, the sale of the Receivables arising in such Automatic Additional Accounts or Supplemental Accounts, as

the case may be, and the related property, to MRI shall not have caused HRAC II’s insolvency or have been made in contemplation of HRAC II’s insolvency;
          (iii) no selection procedure was utilized by HRAC II that would result in a selection of such Additional Accounts (from the Eligible Accounts available to HRAC II) that would be materially adverse to the interests of MRI as of the Addition Date;
          (iv) HRAC II shall have indicated in its accounting, computer and other records that Receivables created in connection with such Automatic Additional Accounts or Supplemental Accounts, as the case may be, and the related property, have been sold to MRI and shall have delivered to MRI the required Account Schedule;
          (v) HRAC II and MRI shall have entered into a duly executed, written assignment, substantially in the form of Exhibit A (the “Supplemental Conveyance”); and
          (vi) HRAC II shall have delivered to MRI an Officer’s Certificate of HRAC II, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (v) above.
          (vii) Unless otherwise specified in the related Supplement, all of the conditions precedent set forth in Section 2.6(e) of the Pooling and Servicing Agreement shall have been satisfied.
          Section 2.03. Representations and Warranties. HRAC II hereby represents and warrants to MRI on the related Addition Date as to the matters set forth in Section 2.02(b)(i) above that, in the case of Additional Accounts, the computer file or microfiche list delivered pursuant to Section 2.02(b)(iv) is, as of the applicable Additional Cut-Off Date for Supplemental Accounts and in the case of Automatic Additional Accounts, the date thereof, true and complete in all material respects.
          Section 2.04. Removal and Deletion of Accounts.
     (a) If an Account becomes a Removed Account, HRAC II shall stop selling to MRI Principal Receivables arising in such Removed Account effective on the Business Day (the “Stop Date”) after the date such Account becomes a Removed Account. Notwithstanding the cessation of the sale to MRI of additional Principal Receivables arising in such Removed Account, Principal Receivables sold to MRI prior to the Stop Date, Collections in respect of such Principal Receivables, Finance Charge and Administrative Receivables whenever created that accrue in respect of such Principal Receivables, and Collections in respect of such Finance Charge and Administrative Receivables, shall continue to be property of MRI available for transfer by MRI. To the extent that it is not clear to HRAC II whether collections relate to a Principal Receivable that was sold to MRI or to a principal receivable that HRAC II did not sell to MRI, HRAC II shall allocate payments on each such Removed Account with respect to the principal balance of such Removed Account first to the oldest principal balance of such Removed Account.
     (b) On and after the Stop Date for a Removed Account, HRAC II may mark its books and records to indicate that such Account is a Removed Account, but HRAC II shall not (i) alter the indication referenced in the first sentence of subsection 2.01(c) with respect to such Removed

Account unless and until such Account becomes a Deleted Account or HRAC II has taken such action as is necessary or advisable to cause the interest of MRI in the Receivables and other property to continue to be perfected and of first priority, or (ii) delete such Removed Account from Schedule 1 hereto or any Account Schedule.
     (c) Once a Removed Account becomes a Deleted Account, unless such Deleted Account is a Zero Balance Account, HRAC II shall promptly delete such Deleted Account from Schedule 1 hereto (by delivering a schedule of Deleted Accounts or otherwise) and shall indicate in its accounting, computer and other files that such Deleted Account is no longer an Account.
[END OF ARTICLE II]

ARTICLE III
CONSIDERATION AND PAYMENT
          Section 3.01. Purchase Price. (a) The “Purchase Price” for the Receivables in Accounts existing on the Closing Date or the related Additional Cut-Off Date, and the related Purchased Assets, that are conveyed to MRI under this Agreement and the related Supplemental Conveyance and which came into existence after the Closing Date or the related Additional Cut-Off Date shall be payable in cash on the Closing Date or the Addition Date, as applicable, in an amount equal to the sum of (i) 100% of the aggregate balance of the Principal Receivables, and such of the Finance Charge and Administrative Receivables as constitute fees and charges relating to debt cancellation, debt waiver and other enhancement and insurance programs administered by the Credit Card Originator, so conveyed, plus (ii) the present value of anticipated excess spread, including Interchange, computed by taking into account factors such as historical losses (and discounted to take into account any uncertainty as to future performance matching historical performance), servicing fees, delinquencies, payment rates and yield, such sum adjusted to reflect any other factors as HRAC II and MRI mutually may agree will result in a Purchase Price determined to be the fair market value of such Receivables and the related Purchased Assets. This computation of initial Purchase Price shall assume no reinvestment in new Receivables. The Purchase Price for the Receivables in Accounts which come into existence after the Closing Date or the related Additional Cut-Off Date, as applicable, and the related Purchased Assets, shall be payable on a date (the “Purchase Price Payment Date”) mutually agreed to by HRAC II and MRI (but no later than the Distribution Date following the Monthly Period in which such Receivables and the related Purchased Assets are conveyed by HRAC II to MRI) in cash in an amount equal to the Purchase Price.
     (b) Notwithstanding any other provision of this Agreement, HRAC II shall not be obligated to continue to sell Receivables or other Purchased Assets to MRI to the extent that HRAC II is not paid the Purchase Price therefor as provided herein.
          Section 3.02. Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Purchase Price Payment Date (a “Credit Adjustment”) with respect to any Receivable previously conveyed to MRI by HRAC II which has since been reversed by HRAC II or the Servicer because of a rebate, refund, unauthorized charge or billing error to an Obligor or because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, but in each case other than by reason of Servicer error. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price payable on such Purchase Price Payment Date computed in accordance with Section 3.01(a) divided by (ii) the amount of Principal Receivables, and such of the Finance Charge and Administrative Receivables as constitute fees and charges relating to debt cancellation, debt waiver and other insurance and enhancement programs administered by the Credit Card Originator, paid for on such date pursuant to such Section. In the event that an adjustment pursuant to this Section 3.02 causes the Purchase Price to be a negative number, HRAC II agrees that, not later than 1:00 p.m. New York City time on such Purchase Price Payment Date, HRAC II shall pay or cause to be paid to MRI an amount equal to the amount by which the Credit Adjustment exceeds the unadjusted Purchase Price.
[END OF ARTICLE III]

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
          Section 4.01. HRAC II’s Representations and Warranties Relating to HRAC II. HRAC II hereby represents and warrants to, and agrees with, MRI on the date of this Agreement and each Addition Date, that:
     (a) Organization and Good Standing. HRAC II is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.
     (b) Due Qualification. HRAC II is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Agreement relating to an Account unenforceable or (ii) have a material adverse effect on this Agreement or the transactions contemplated hereby or on the ability of HRAC II to perform its obligations under this Agreement.
     (c) Due Authorization. The execution, delivery and performance by HRAC II of this Agreement and any other document or instrument delivered pursuant hereto to which HRAC II is a party (such other documents or instruments, collectively, the “Conveyance Papers”), and the consummation by HRAC II of the transactions provided for in this Agreement or any other Conveyance Papers, have been duly authorized by all necessary corporate action on the part of HRAC II, and this Agreement will remain from the time of its execution, an official record of HRAC II.
     (d) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers by HRAC II, the performance by HRAC II of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment by HRAC II of the terms of this Agreement and the Conveyance Papers applicable to HRAC II will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which HRAC II is a party or by which it or any of its properties are bound.
     (e) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by HRAC II and the fulfillment by HRAC II of the terms contemplated herein and therein applicable to HRAC II will not conflict with or violate any Requirements of Law applicable to HRAC II.
     (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of HRAC II, threatened against HRAC II, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of HRAC II, would materially and adversely affect the performance by HRAC II of its obligations under this Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust under the Code or the Delaware income tax system.
     (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRAC II in connection with the execution and delivery by HRAC II of this Agreement or the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by HRAC II have been duly obtained, effected or given and are in full force and effect.
     The representations and warranties set forth in this Section 4.01 shall survive the sale and assignment of the Purchased Assets to MRI. Upon discovery by HRAC II or MRI of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, and the Trustee within five Business Days following such discovery.
          Section 4.02. Representations and Warranties of HRAC II Relating to the Agreement and the Receivables.
     (a) Representations and Warranties. HRAC II hereby represents and warrants to MRI, as of the Closing Date, and, with respect to Additional Accounts, as of the related Addition Date that:
          (i) this Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance, each constitutes a legal, valid and binding obligation of HRAC II enforceable against HRAC II in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors’ rights generally, (B) the possible unavailability of remedies of specific performance and injunctive and other forms of equitable relief, and (C) equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;
          (ii) as of the Closing Date with respect to the Initial Accounts and as of the related Additional Cut-Off Date with respect to Additional Accounts, Schedule 1 to this Agreement, as supplemented to such date, is an accurate and complete listing in all material respects of such Accounts, and the information contained therein supplied by HRAC II with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects;
          (iii) each Receivable sold to MRI has been sold free and clear of any Lien;
          (iv) all consents, orders, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRAC II in connection with the conveyance of each Receivable to MRI have been duly obtained, effected or given and are in full force and effect;

          (v) this Agreement or, in the case of Additional Accounts, each related Supplemental Conveyance, constitutes a valid sale, transfer and assignment to MRI of all right, title and interest of HRAC II in the Receivables of the related Accounts and the proceeds thereof, and the Interchange and Recoveries allocable to such Receivables;
          (vi) on the Initial Cut-Off Date with respect to the Initial Accounts, and on the applicable Additional Cut Off Date with respect to Additional Accounts, each such Account is an Eligible Account;
          (vii) on the Initial Cut-Off Date with respect to the Initial Accounts and on the applicable Additional Cut-Off Date with respect to Additional Accounts, each Receivable contained in such Account on such date and sold to MRI by HRAC II is an Eligible Receivable;
          (viii) on the date of the creation of any new Receivable sold to MRI by HRAC II, such Receivable is an Eligible Receivable; and
          (ix) no selection procedures believed by HRAC II to be materially adverse to the interests of MRI, the Trustee, or the Trust have been used by HRAC II in selecting such Accounts from among any pool of accounts of a similar type available to HRAC II.
     (b) Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the sale and assignment of the Purchased Assets to MRI. Upon discovery by either HRAC II or MRI of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party, and the Trustee within five Business Days following such discovery; provided that the failure to give notice within five Business Days does not preclude subsequent notice. HRAC II hereby acknowledges that MRI intends to rely on the representations hereunder in connection with representations made by MRI to secured parties, assignees or subsequent transferees, including but not limited to transfer made by MRI to the Trustee on behalf of the Trust pursuant to the Pooling and Servicing Agreement, and that the Trustee may enforce such representations directly against HRAC II.
          Section 4.03. Representations and Warranties of MRI. On the date of this Agreement and each Addition Date, MRI hereby represents and warrants to, and agrees with, HRAC II that:
     (a) Organization and Good Standing. MRI is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Conveyance Papers to which MRI is a party.
     (b) Due Authorization. The execution and delivery by MRI of this Agreement and the Conveyance Papers to which MRI is a party, and the consummation by MRI of the transactions provided for in this Agreement and the Conveyance Papers to which MRI is a party, have been duly authorized by MRI by all necessary corporate action on the part of MRI.
     (c) No Conflict. The execution and delivery by MRI of this Agreement and the Conveyance Papers to which MRI is a party, the performance by MRI of the transactions contemplated by this Agreement and the Conveyance Papers to which MRI is a party, and the fulfillment by MRI of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which MRI is a party or by which it or any of its properties are bound.
     (d) No Violation. The execution, delivery and performance by MRI of this Agreement and the Conveyance Papers to which MRI is a party and the fulfillment by MRI of the terms contemplated herein and therein applicable to MRI will not conflict with or violate any Requirements of Law applicable to MRI.
     (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of MRI, threatened against MRI, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers to which MRI is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers to which MRI is a party, (iii) seeking any determination or ruling that, in the reasonable judgment of MRI, would materially and adversely affect the performance by MRI of its obligations under this Agreement or the Conveyance Papers to which MRI is a party or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers to which MRI is a party.
     (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by MRI in connection with the execution and delivery by MRI of this Agreement and the Conveyance Papers to which MRI is a party and the performance by MRI of the transactions contemplated by this Agreement and the Conveyance Papers to which MRI is a party or the fulfillment by MRI of the terms of this Agreement and the Conveyance Papers to which MRI is a party have been duly obtained, effected or given and are in full force and effect.
     The representations and warranties set forth in this Section 4.03 shall survive the sale and assignment of the Purchased Assets to MRI. Upon discovery by HRAC II or MRI of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, and the Trustee within five Business Days following such discovery.
[END OF ARTICLE IV]

ARTICLE V
COVENANTS
          Section 5.01. Covenants of HRAC II. HRAC II hereby covenants and agrees with MRI as follows:
     (a) Receivables Not To Be Evidenced by Instruments. HRAC II will take no action to cause any Receivable (or any underlying receivable) to be evidenced by any instrument or chattel paper (as defined in the UCC), except in connection with the enforcement or collection undertaken with regard to the related Account. In the event of a breach of this Section 5.01(a), such Receivable shall be reassigned to HRAC II in accordance with Section 6.01(b).
     (b) Security Interests. Except for the conveyances hereunder or as otherwise provided herein, HRAC II will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with MRI’s ownership of, the Purchased Assets or grant, create, incur, assume or suffer to exist any Lien (arising through or under HRAC II) on any Purchased Asset or any underlying receivable, whether now existing or hereafter created, or any interest therein, and HRAC II shall not claim any ownership interest in any Purchased Asset and shall defend the right, title and interest of MRI in, to and under the Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under HRAC II.
     (c) Account Allocations. In the event that HRAC II is unable for any reason to sell Receivables to MRI in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.02 or any Governmental Authority having regulatory authority over HRAC II or any court of competent jurisdiction ordering that HRAC II not sell any additional Principal Receivables to MRI), then, in any such event, HRAC II agrees (except as prohibited by any such order) to allocate and pay to MRI, after the date of such inability, all Collections with respect to Principal Receivables previously sold to MRI. To the extent that it is not clear to HRAC II whether collections relate to a Principal Receivable that was sold to MRI or to a principal receivable that HRAC II is unable to sell to MRI, HRAC II agrees that it shall allocate payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account. Notwithstanding any cessation of the sale to MRI of additional Principal Receivables, Principal Receivables sold to MRI prior to the occurrence of the event giving rise to such inability, Collections in respect of such Principal Receivables, Finance Charge and Administrative Receivables whenever created that accrue in respect of such Principal Receivables, and Collections in respect of such Finance Charge and Administrative Receivables, shall continue to be property of MRI available for transfer by MRI to the Trust.
     (d) Delivery of Collections. In the event that HRAC II receives Collections in respect of the Purchased Assets sold to MRI hereunder, HRAC II agrees to pay to MRI (or to the Servicer if MRI so directs) all such Collections as soon as practicable after receipt thereof.
     (e) Notice of Liens. HRAC II shall notify MRI promptly after becoming aware of any Lien on any Purchased Asset other than the conveyances hereunder
     (f) Enforcement of Agreements. HRAC II hereby covenants that HRAC II will at all times enforce the covenants and agreements of HSBC Bank under the Bank Purchase Agreement

(or, with respect to a Credit Card Originator other than HSBC Bank, in a similar agreement between such Credit Card Originator and HRAC II), including those relating to periodic rate finance charges, credit agreements, and credit guidelines related to the Accounts.
     (g) Interchange. Not later than 1:00 p.m., New York City time, on each Distribution Date, HRAC II shall pay to or at the direction of MRI, in immediately available funds, any amount of Interchange allocable to the Receivables which is received by HRAC II.
     (h) Documentation of Transfer. HRAC II shall file the documents which would be necessary to perfect and maintain the perfection of the sale of the Purchased Assets to MRI.
     (i) Approval of Office Records. HRAC II shall cause this Agreement and all Conveyance Papers to be duly approved by HRAC II’s Board of Directors, and HRAC II shall maintain this Agreement and all Conveyance Papers as a part of the official records of HRAC II for the term of the Agreement.
     (j) Name and Type and Jurisdiction of Organization. HRAC II shall not change its name or its type of organization or jurisdiction of organization without taking all actions and making all filings as are necessary to continue and maintain the first-priority perfected ownership interest of MRI in the Purchased Assets.
[END OF ARTICLE V]

ARTICLE VI
REPURCHASE OBLIGATION
          Section 6.01. Reassignment of Ineligible Receivables.
     (a) In the event that MRI is required to accept a reassignment of the Receivables previously sold by HRAC II or Metris to MRI pursuant to Section 2.4(d) of the Pooling and Servicing Agreement, HRAC II shall accept reassignment of such Receivables on the terms and conditions set forth in Section 6.01(b).
     (b) HRAC II shall accept reassignment of any Receivables described in Section 6.01(a), and any related Purchased Assets, from MRI on the date on which such Receivables and related Purchased Assets are reassigned to MRI, and shall pay for such reassigned Receivables and related Purchased Assets by paying to MRI in immediately available funds on the next Purchase Price Payment Date an amount equal to 100% of the aggregate balance of such reassigned Receivables as constitute Principal Receivables and Finance Charge and Administrative Receivables representing fees and charges relating to debt cancellation, debt waiver and other enhancement and insurance programs administered by the Credit Card Originator, plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of the prior Monthly Period (the “Repurchase Price”). Upon reassignment of such Receivables and related Purchased Assets, MRI shall automatically and without further action sell, transfer, assign, set over and otherwise convey to HRAC II, without recourse, representation or warranty, all the right, title and interest of MRI in and to such Receivables and related Purchased Assets, and such reassigned Receivables and related Purchased Assets shall be treated by MRI as collected in full as of the date on which they are transferred. MRI shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by HRAC II to effect the conveyance of such Receivables and related Purchased Assets pursuant to this Section 6.01(b).
          Section 6.02. Reassignment of Other Receivables. (a) In the event any representation or warranty set forth in Section 4.01(a) or (c) or Section 4.02(a)(i) or (a)(v) is not true and correct in any material respect and as a result of such breach MRI is required to accept a reassignment of the Receivables previously sold by HRAC II to MRI pursuant to Section 2.4(e) of the Pooling and Servicing Agreement, HRAC II shall accept reassignment of such Receivables on the terms and conditions set forth in Section 6.02(b).
     (b) HRAC II shall accept reassignment of any Receivables described in Section 6.02(a), and any related Purchased Assets, from MRI on the date on which such Receivables and related Purchased Assets are reassigned to MRI, and shall pay for such reassigned Receivables and related Purchased Assets by paying to MRI in immediately available funds, not later than 1:00 p.m. New York City time, on the Transfer Date following the Monthly Period in which such reassignment obligation arises, an amount equal to the Repurchase Price. If MRI so directs, HRAC II shall deposit such payment directly into the Collection Account in accordance with the terms of the Pooling and Servicing Agreement. Upon reassignment of such Receivables and related Purchased Assets, MRI shall automatically and without further action sell, transfer, assign, set over and otherwise convey to HRAC II, without recourse, representation or warranty, all the right, title and interest of MRI in and to such Receivables and related Purchased Assets, and such reassigned Receivables and related Purchased Assets shall be treated by MRI as collected in full as of the date on which they are transferred. MRI shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by HRAC II to effect the conveyance of such Receivables and related Purchased Assets pursuant to this Section 6.02(b).
[END OF ARTICLE VI]

ARTICLE VII
CONDITIONS PRECEDENT
          Section 7.01. Conditions to MRI’s Obligations Regarding Receivables. The obligations of MRI to purchase any Receivables created on or after the Closing Date or any Addition Date shall be subject to the satisfaction of the following conditions:
     (a) All representations and warranties of HRAC II contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date (except that, to the extent any such representation or warranty expressly relates to an earlier date, such representation or warranty was true and correct on such earlier date);
     (b) All information (concerning any Account to which such Receivables relate) provided or to be provided to MRI shall be true and correct in all material respects;
     (c) HRAC II shall have indicated in its computer files and microfiche lists that such Receivables have been sold to MRI in accordance with this Agreement; and
     (d) HRAC II shall have recorded and filed, at its own expense, any financing statements with respect to such Receivables meeting the requirements of applicable state law in such jurisdictions as would be necessary to perfect the sale of such Receivables from HRAC II to MRI, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to MRI.
          Section 7.02. Conditions Precedent to HRAC II’s Obligations. The obligations of HRAC II to sell, on any date, Receivables shall be subject to the satisfaction of the following conditions:
     (a) All representations and warranties of MRI contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date (except that, to the extent any such representation or warranty expressly relates to an earlier date, such representation or warranty was true and correct on such earlier date);
     (b) Payment or provision for payment of the Purchase Price in accordance with Sections 3.01 and 3.02 hereof shall have been made; and
     (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to HRAC II, and HRAC II shall have received from MRI copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as HRAC II may reasonably have requested.
[END OF ARTICLE VII]

ARTICLE VIII
TERM AND PURCHASE TERMINATION
          Section 8.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue at least until the termination of the Trust as provided in Article XII of the Pooling and Servicing Agreement. Thereafter this Agreement may be terminated by the mutual agreement of the parties hereto.
          Section 8.02. Purchase Termination. If (a) HRAC II shall file a petition or commence a proceeding (i) to take advantage of any bankruptcy, conservatorship, receivership, insolvency or similar laws or (ii) for the appointment of a trustee, conservator, receiver, liquidator or similar official for or relating to HRAC II or all or substantially all of its property, (b) HRAC II shall consent or fail to object to any such petition filed or proceeding commenced against or with respect to it or all or substantially all of its property, or any such petition or proceeding shall not have been dismissed or stayed within sixty (60) days of its filing or commencement, or a court, agency, or other supervisory authority with jurisdiction shall have decreed or ordered relief with respect to any such petition or proceeding, (c) HRAC II shall admit in writing its inability to pay its debts generally as they become due, (d) HRAC II shall make an assignment for the benefit of its creditors, (e) HRAC II shall voluntarily suspend payment of its obligations, or (f) HRAC II shall take any action in furtherance of any of the foregoing (any of the foregoing, a “Dissolution Event”), HRAC II shall, on the day of such Dissolution Event (the “Appointment Date”), immediately cease to sell additional Principal Receivables to MRI and shall promptly give notice to MRI and the Applicable Transferees of such Dissolution Event. Notwithstanding any cessation of the sale to MRI of additional Principal Receivables, Principal Receivables sold to MRI prior to such Appointment Date, Collections in respect of such Principal Receivables, Finance Charge and Administrative Receivables whenever created accrued in respect of such Principal Receivables, and Collections in respect of such Finance Charge and Administrative Receivables, shall continue to be property of MRI available for transfer by MRI to the Trust.
[END OF ARTICLE VIII]

ARTICLE IX
SERVICING
          Section 9.01. Pooling and Servicing Agreement Controls with respect to the Receivables. HRAC II acknowledges that the Receivables are to be deposited in the Trust pursuant to the Pooling and Servicing Agreement and are to be serviced by the Servicer. HRAC II agrees to cooperate fully with the Servicer and to permit the Servicer to take any and all actions necessary in connection with the Receivables.
[END OF ARTICLE IX]

ARTICLE X
MISCELLANEOUS PROVISIONS
          Section 10.01. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder and thereunder may not be changed orally, but only by an instrument in writing signed by MRI and HRAC II in accordance with this Section 10.01. This Agreement and any Conveyance Papers may be amended from time to time by MRI and HRAC II, provided that MRI provides to HRAC II (a) an Officer’s Certificate of MRI to the effect that MRI reasonably believes that such amendment will not have a material adverse effect, and (b) an opinion of counsel addressed and delivered to HRAC II, dated the date of such amendment, to the effect that the conditions precedent to any such amendment have been satisfied.
          Section 10.02. GOVERNING LAW. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          Section 10.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of HRAC II, Household Receivables Acquisition Company II, 1111 Town Center Drive, Las Vegas, Nevada 89144, Attention: Manager-Compliance (facsimile no. (702) 243-1214)); (b) in the case of MRI, Metris Receivables, Inc., 1111 Town Center Drive, Las Vegas, Nevada 89144, Attention: Manager-Compliance (facsimile no. (702) 243-1214)); (c) in the case of the Trustee, U.S. Bank National Association, 60 Livingston Avenue, St. Paul, Minnesota 55107; or (d) as to each party, at such other address as shall be designated by such party in a written notice to each other party.
          Section 10.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.
          Section 10.05. Assignment. Notwithstanding anything to the contrary contained herein, other than MRI’s assignment of its right, title and interest in, to and under this Agreement to the Trust, this Agreement may not be assigned by the parties hereto, except for an assignment by a party hereto of its right, title and interest in, to and under this Agreement to (i) a successor by merger assuming this Agreement, (ii) any affiliate of the Servicer (or any successor thereto) which assumes the obligations of this Agreement or (iii) any entity provided that the Rating Agency Condition has been satisfied.
          Section 10.06. Acknowledgment and Agreement of HRAC II. By execution below, HRAC II expressly acknowledges and agrees that all of MRI’s right, title and interest in, to and under this Agreement, including, without limitation, all of MRI’s right, title and interest in and to the Receivables, shall be assigned by MRI to the Trust pursuant to the Pooling and

Servicing Agreement. HRAC II hereby expressly consents to such assignments. Additionally, HRAC II agrees to pay, or cause to be paid, directly to the Trustee any amounts payable by HRAC II to MRI hereunder which are identified to HRAC II as required to be paid by MRI to the Trust or the Trustee. Any payment required to be made on or before a specified date in same-day funds may be made on the prior Business Day in next- day funds.
          Section 10.07. Further Assurances. HRAC II and MRI agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party, and the Trustee more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or amendments thereto or equivalent documents relating to the Purchased Assets for filing under the provisions of the UCC or other law of any applicable jurisdiction.
          Section 10.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of HRAC II or MRI, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Subject to Section 10.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.
          Section 10.09. Counterparts. This Agreement and the Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
          Section 10.10. Binding Effect; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Applicable Transferees shall be considered third-party beneficiaries of this Agreement.
          Section 10.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.
          Section 10.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
          Section 10.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.
          Section 10.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance, shall remain operative and in full force and effect and shall survive the conveyance of any Purchased Assets by MRI to the Trust pursuant to the Pooling and Servicing Agreement.

          Section 10.15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, HRAC II shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause MRI or the Trust to petition or invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against MRI or the Trust under any bankruptcy, insolvency or similar law or appointing a trustee, receiver, conservator, liquidator, assignee, custodian, sequestrator or other similar official of MRI or the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of MRI or the Trust.
[END OF ARTICLE X]

     IN WITNESS WHEREOF, HRAC II and MRI have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II

By:

Name:
Title:

METRIS RECEIVABLES, INC.

By:

Name:
Title:

EXHIBIT A
FORM OF SUPPLEMENTAL CONVEYANCE
(As required by Section 2.02 of
the Receivables Purchase Agreement)
     SUPPLEMENTAL CONVEYANCE No.     , dated as of          , by and between HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II, as Seller (together with its permitted successors and assigns, “HRAC II”), and METRIS RECEIVABLES, INC. (together with its permitted successors and assigns, “MRI”), pursuant to the Receivables Purchase Agreement referred to below.
WITNESSETH :
     WHEREAS, HRAC II and MRI are parties to the Receivables Purchase Agreement, dated as of December 1, 2005 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”);
     WHEREAS, pursuant to the Receivables Purchase Agreement, HRAC II wishes to designate Additional Accounts and to sell the Receivables of such Additional Accounts, whether existing on the Additional Cut-Off Date or thereafter created, to MRI pursuant to the Receivables Purchase Agreement; and
     WHEREAS, MRI is willing to accept such designation and conveyance subject to the terms and conditions hereof.
     NOW THEREFORE, HRAC II and MRI hereby agree as follows:
     1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined herein.
     “Addition Date” shall mean, with respect to the Additional Accounts,                     ,.
     “Additional Accounts” shall have the meaning specified in Section 2.
     “Additional Cut-Off Date” shall mean, with respect to the Additional Accounts [the close of business on],                     .
     “Additional Purchased Assets” shall have the meaning specified in Section 3(a)
     2. Designation of Additional Accounts. Within five Business Days of the Addition Date, HRAC II shall deliver a computer file or microfiche list containing a true and complete schedule identifying all Additional Accounts designated hereby (the “Additional Accounts”) and specifying for each such Additional Account, as of the Additional Cut-Off Date, (a) its account number, (b) the aggregate amount outstanding in such Additional Account and (c) the aggregate amount of Principal Receivables in such Additional Account. On the date of this

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Supplemental Conveyance, such computer file or microfiche list shall be incorporated into and made part of this Supplemental Conveyance and the Receivables Purchase Agreement and is marked as Schedule 1 to this Supplemental Conveyance and shall supplement Schedule 1 of the Receivables Purchase Agreement.
     3. Conveyance of Receivables.
     (a) HRAC II does hereby sell, transfer, assign, set over and otherwise convey to MRI, without recourse, all of its right, title and interest in, to and under the Receivables of the Additional Accounts existing on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Receivables Purchase Agreement pursuant to Article VIII thereof, all Interchange and Recoveries allocable to such Receivables, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto and all proceeds (including “proceeds” as defined in the UCC) thereof (the “Additional Purchased Assets”).
     (b) In connection with such sale and if necessary, HRAC II agrees to record and file, at its own expense, one or more financing statements (and amendments with respect to such financing statements when applicable) with respect to the Additional Purchased Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of the Additional Purchased Assets to MRI, and to deliver a file-stamped copy of such financing statements or amendments or other evidence of such filing to MRI.
     (c) In connection with such sale, HRAC II further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files and microfiche lists that all Receivables created in connection with the Additional Accounts and the related Additional Purchased Assets have been sold to MRI pursuant to this Supplemental Conveyance.
     (d) The parties hereto intend that the conveyance of the Additional Purchased Assets described in Section 3(a) constitute an absolute sale consistent with the intent expressed in Section 2.01(d) of the Receivables Purchase Agreement. It is the intention of the parties hereto that the arrangements with respect to the Additional Purchased Assets shall constitute a purchase and sale of such Additional Purchased Assets and not a loan, including for accounting purposes. In the event, however, that notwithstanding such intent it were determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Supplemental Conveyance shall constitute a security agreement under applicable law, and that HRAC II shall be deemed to have granted, and HRAC II does hereby grant, to MRI a first priority perfected security interest in all of HRAC II’s right, title and interest, whether now owned or hereafter acquired, in, to and under the Additional Purchased Assets to secure the obligations of HRAC II hereunder and under the Receivables Purchase Agreement.
     4. Acceptance by MRI. Subject to the satisfaction of the conditions set forth in Section 6 of this Supplemental Conveyance, MRI hereby acknowledges its acceptance of the

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Additional Purchased Assets, now existing and hereafter created, conveyed to MRI pursuant to Section 3 of this Supplemental Conveyance. MRI further agrees to enforce HRAC II’s covenant to deliver to MRI (and to the Applicable Transferees if MRI has so directed) the computer file or microfiche list described in Section 2 of this Supplemental Conveyance within five Business Days of the Addition Date.
     5. Representations and Warranties of HRAC II. HRAC II hereby represents and warrants to MRI on the date of this Supplemental Conveyance and on the Addition Date that:
     (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of HRAC II enforceable against HRAC II in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors’ rights generally, (ii) the possible unavailability of remedies of specific performance and injunctive and other forms of equitable relief and (iii) equitable defenses and the discretion of the court before which any proceeding therefor may be brought;
     (b) Selection Procedures. No selection procedures believed by HRAC II to be materially adverse to the interests of MRI, the Trustee or the Trust have been used by HRAC II in selecting the Additional Accounts from among any pool of accounts of a similar type available to HRAC II;
     (c) Insolvency. HRAC II is not insolvent and, after giving effect to the conveyance set forth in Section 3 of this Supplemental Conveyance, will not be insolvent;
     (d) Sale of Receivables. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to MRI of all right, title and interest of HRAC II in the Receivables of the Additional Accounts and the proceeds thereof, and the Interchange and Recoveries allocable to such Receivables;
     (e) No Conflict. The execution and delivery of this Supplemental Conveyance by HRAC II, the performance by HRAC II of the transactions contemplated by this Supplemental Conveyance, and the fulfillment by HRAC II of the terms of this Supplemental Conveyance applicable to HRAC II will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which HRAC II is a party or by which it or any of its properties are bound;
     (f) No Violation. The execution, delivery and performance of this Supplemental Conveyance by HRAC II and the fulfillment by HRAC II of the terms contemplated herein applicable to HRAC II will not conflict with or violate any Requirements of Law applicable to HRAC II;
     (g) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of HRAC II, threatened against HRAC II before any Governmental Authority (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to

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prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of HRAC II, would materially and adversely affect the performance by HRAC II of its obligations under this Supplemental Conveyance, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance or (v) seeking to affect adversely the income tax attributes of the Trust under the Code or the Delaware income tax system;
     (h) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRAC II in connection with the execution and delivery by HRAC II of this Supplemental Conveyance and the performance of the transactions contemplated by this Supplemental Conveyance by HRAC II have been duly obtained, effected or given and are in full force and effect;
     (i) No Liens. Each Receivable sold to MRI has been sold free and clear of any Lien, and each related underlying receivable is then free and clear of all Liens;
     (j) Eligibility of Additional Accounts. On the Additional Cut-Off Date, each Additional Account is an Eligible Account; and
     (k) Eligibility of Receivables. On the Additional Cut-Off Date, each Receivable contained in an Additional Account on such date and sold to MRI by HRAC II is an Eligible Receivable.
     6. Conditions Precedent. The acceptance of MRI set forth in Section 4 of this Supplemental Conveyance is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:
     (a) Representations and Warranties. Each of the representations and warranties made by HRAC II in Section 5 of this Supplemental Conveyance shall be true and correct on the date of this Supplemental Conveyance and on the Addition Date.
     (b) Officer’s Certificate. HRAC II shall have delivered to MRI an Officer’s Certificate of HRAC II confirming that (i) no selection procedures believed by HRAC II to be materially adverse to the interests of MRI, the Trustee or the Trust have been used by HRAC II in selecting the Additional Accounts from among any pool of accounts of a similar type available to HRAC II; and (ii) the list of Additional Accounts, as of the Additional Cut-Off Date, is a true and complete schedule identifying all such Additional Accounts and specifies for each such Additional Account, as of the Additional Cut-Off Date, (x) its account number, (y) the aggregate amount outstanding in such Additional Account and (z) the aggregate amount of Principal Receivables in such Additional Account.
     (c) Additional Information. HRAC II shall have delivered to MRI such information as was reasonably requested by MRI to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(d) of this Supplemental Conveyance.

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     7. Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the “Receivables Purchase Agreement,” to “this Agreement” and “herein” shall be deemed from and after the Addition Date to be as supplemented by this Supplemental Conveyance. Except as expressly amended and supplemented hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.
     8. Counterparts. This Supplemental Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
     9. Governing Law. THIS SUPPLEMENTAL CONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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     IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II

By:

Name:
Title:

METRIS RECEIVABLES, INC.

By:

Name:
Title:

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Schedule 1 to
Supplemental
Conveyance
Additional Accounts
     Computer Files Containing Account Information Delivered to MRI are Incorporated by Reference

Schedule 1
LIST OF ACCOUNTS
     COMPUTER FILES CONTAINING ACCOUNT INFORMATION DELIVERED TO MRI ARE INCORPORATED BY REFERENCE